UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

INTEGRATED MANAGEMENT INFORMATION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Integrated Management Information, Inc.

221 Wilcox Street, Suite A

Castle Rock, CO 80104

NOTICE OF ANNUAL SHAREHOLDERS MEETING

DATE	November 12, 2008
TIME	10:00am Mountain Daylight Time
PLACE	Castle Rock Chamber of Commerce
Conference Room
420 Jerry Street
Castle Rock, CO 80104

ITEMS OF BUSINESS	1.	To elect five (5) directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified; and
	2.	To ratify the appointment of Randell Gruber & Company, CPA, PC.; and
	3.	To ratify the completion of the asset sale of three online businesses – CattleNetwork, CattleStore and AgNetwork – to Vance Publishing Corp.

RECORD DATE	Holders of Integrated Management Information, Inc. common stock of record at the close of business on October 6, 2008 are entitled to vote at the meeting.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. You can revoke at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly. Should you have any questions or need additional information, you are urged to call the company at (303) 895-3002.

By Order of the Board of Directors

/s/ John Saunders
John Saunders, Chairman

Castle Rock, CO
October 6, 2008

Integrated Management Information, Inc.

221 Wilcox Street, Suite A

Castle Rock, CO 80104

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 12, 2008

INTRODUCTION

General

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Integrated Management Information, Inc. (the “Company”) for use at the Annual Meeting of Shareholders of the Company and at any adjournment thereof (the “Annual Meeting”). The Annual Meeting is scheduled to be held at the Castle Rock Chamber of Commerce Conference Room, 420 Jerry Street, Castle Rock, Colorado 80104 on November 12, 2008 at 10:00 a.m. local time. This Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about October 17, 2008.

Matters to be Voted on by Shareholders

At the Annual Meeting, the shareholders will vote upon three (3) proposals: the election of directors, the ratification of the Company’s certifying public accounting firm, and the ratification of the asset sale to Vance Publishing Corp. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement.

Proxies

The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted FOR the election to the Board of Directors of the nominees of the Board of Directors named herein, FOR the ratification of the Company’s certifying public accounting firm and FOR the ratification of the asset sale to Vance Publishing Corp. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

Revocation of Proxies

Proxies are revocable by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

Record Date

Shareholders of record at the close of business on October 6, 2008 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.

Voting Securities

On the Record Date, the total number of shares of common stock of the Company, $0.001 par value per share (the “Common Stock”), outstanding and entitled to vote was 20,898,756.

Quorum

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

Voting Procedures

Casting Votes. “Record” shareholders of Common Stock (that is, persons holding Common Stock in their own name) in Integrated Management Information, Inc. stock records maintained by our transfer agent, Corporate Stock Transfer, Inc., of Denver, Colorado, may attend the Annual Meeting and vote in person or complete and sign the accompanying proxy card and return it to Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209.

Counting of Votes. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

Required Vote to Constitute a Quorum and Approve Proposals. Shares of Common Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The ratification of the Company’s certifying public accounting firm also requires the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions will have no effect on the election of directors or the ratification of the certifying public accounting firm.

Expenses of Solicitation

All the expenses of soliciting proxies from shareholders and other expenses incurred in the printing and forwarding of proxies and proxy statements will be borne by the Company.

Annual Report

Our 2007 Annual Report on Form 10-K are available at no charge upon request. To obtain additional copies, please contact us at 221 Wilcox Street, Suite A, Castle Rock, Colorado 80104, Attention: Chief Financial Officer, or at telephone number (303) 895-3002. Our Annual Report on Form 10-K and our other filings with the SEC, including exhibits, are also available for free online at http://www.imiglobal.com and at the SEC’s Internet site, http://www.sec.gov.

PROPOSALS

The stockholders are being asked to consider and vote upon two proposals at the meeting. The following is a summary of the proposals and the voting recommendations of the Board of Directors:

Proposal	Board Recommendation
1. Election of Directors	FOR
2. Ratification of the Company’s certifying public accounting firm	FOR
3. Ratification of the asset sale to Vance Publishing Corp.	FOR

Following is a detailed description of the proposals to be considered by the stockholders.

PROPOSAL 1 - ELECTION OF DIRECTORS

The first proposal to be voted on is the election of directors. The Board’s nominees are John Saunders, Dr. Gary Smith, Adam Larson, Robert Van Schoick II and Peter C. Lapaseotes, Jr. Biographical information about each of the nominees is included in “Director Information” below. If elected, each of the nominees will serve until the next annual meeting of shareholders and will be subject to reelection at such meeting along with the other directors.

The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

In accordance with the company’s bylaws, directors are elected by a plurality vote of shares represented and entitled to vote at the meeting. That means the five (5) nominees will be elected if they receive more affirmative votes than any other nominees.

Director Information

Set out below is certain information concerning our nominees for election as directors of the Company:

John Saunders, age 36, founded our company in 1998 and has been its president and chief executive officer since founding. Previously, Mr. Saunders was a partner and consultant for Pathfinder Consulting Services, Inc. in Parker, Colorado. An expert in both technology and the livestock industry, Mr. Saunders is a graduate of Yale University.

Pete Lapaseotes, age 50, co-manages the Lapaseotes family farm and feeding operations in Bridgeport, Nebraska. The business includes a cow calf operation, a grass cattle operation and a finish feed yard. Mr. Lapaseotes is also a partner in five John Deere dealerships and 11 The Mercantile Farm, Ranch & Home retail stores. He is a member of the board of directors of Valley Bank and Trust.

Adam Larson, age 38, has been involved in the cattle feeding and ranching business since 1991. During that period, he has been a member and manager of eight family organizations involved in cattle ranching and cattle feeding and is primarily involved in cattle financing. Mr. Larson is a graduate of the University of Colorado.

Dr. Gary Smith, age 70, is a professor in the Department of Animal Science at Colorado State University, a position he has held since 1990. Dr. Smith received his PhD in Meat Science and Muscle Biology from Texas A&M University. Dr. Smith has also taught at Washington State University, Texas A&M University and FSIS-USDA National Meat Inspection Training Center. Dr. Smith is a member of multiple professional associations and societies and has received numerous academic awards.

Robert Van Schoick II, age 58, is president of Med-Pharmex Animal Health. His previous experience includes 28 years in sales and marketing with pharmaceutical giant Merck & Co., where he served for nine years with Merial, Merck’s world leading animal health joint venture. He holds BA and MA degrees from Austin College and a BS in Animal Science from Texas A&M.

The Board of Directors recommends a vote “For” all nominees.

PROPOSAL 2 - RATIFICATION OF THE COMPANY’S CERTIFYING PUBLIC ACCOUNTING FIRM

The shareholders are asked to ratify the appointment of Randall Gruber & Company, CPA, PA as the independent auditors of the books and accounts of the Company for the year-ending December 31, 2008. Such ratification will require the favorable vote of the holders of a majority of the shares of common stock present and voting in person or by Proxy.

The Board of Directors recommends a vote “For” this proposal.

PROPOSAL 3 – RATIFICATION OF THE ASSET SALE TO VANCE PUBLISHING CORPORATION

On July 15, 2008, the Company completed the sale (the “asset sale”) of three wholly-owned online businesses – CattleNetwork, CattleStore and AgNetwork – to Vance Publishing Corp. (“Vance”), a privately held provider of print and electronic media with a strong presence in the agricultural industry. The transaction, valued at approximately $2.1 million, included $800,000 in cash at closing and $1.3 million in prepaid advertising placements in Vance’s industry leading publications, including Drover’s, Pork, Bovine Veterinarian and Dairy Herd Management.

In connection with the closing of the asset sale, $350,000 of the proceeds was used to pay the Cattlefeeding.com note payable in full. The remaining proceeds will be used to fund working capital needs. Our common stockholders will not receive any proceeds from this transaction.

The Board of Directors and the management team considered the growth opportunities and determined that the asset sale with Vance Publishing Corp was expedient to us, and fair to, advisable and in the best interests of the Company and our stockholders.

In arriving at its determination to approve the asset sale, the Board of Directors carefully considered a number of factors. These factors included, without assigning any specific or relative weight to these factors:

•                  Our belief that the asset sale to Vance Publishing was a strategic transaction that allows us to focus more resources on growing our core food verification business while forging an important advertising and promotion partnership with the agricultural industry’s premier provider of agricultural news and information;

•                  The wholly-owned online businesses were considered significant revenue streams; however, they historically did not contribute materially to gross profit;

•                  The reallocation of capital to fund other growth initiatives, improve overall margins and strengthen our balance sheet;

•                  The ability to repay the Cattlefeeding.com note payable which had a maturity date of June 2008; and

•                  The terms and conditions of the transaction, and that these terms and conditions were negotiated on an arms-length basis;

The Board of Directors also considered certain risks and other potentially negative factors concerning the proposed asset sale, including (i) the shareholder’s perception of the elimination of a revenue stream historically considered significant to our financial statements, (ii) that the cash to be generated from the sale may not be sufficient to fund our long-term operating needs and (iii) the possible inability of management to successfully accomplish its goals regarding the food verification business.

In the view of the board, these considerations were not sufficient to outweigh the advantages of the asset sale. The board believes that ratification of the asset sale is in the best interests of the company and its shareholders and is advantageous to our focus on the continued growth of our core food verification business.

The Board of Directors recommends a vote “For” this proposal.

Other Matters

The Board of Directors does not intend to bring any other matter before the Annual Meeting and has not been informed that any other matters are to be presented by others. In the event any other matter properly comes before the Annual Meeting, the persons named in the enclosed form of proxy will vote all such proxies in accordance with their best judgment on such matters.

Whether or not you are planning to attend the Annual Meeting, you are urged to complete, date and sign the enclosed proxy and return it in the enclosed stamped envelope at your earliest convenience.

By Order of the Board of Directors

/s/ John Saunders
John Saunders, Chairman
Castle Rock, CO
October 6, 2008

INTEGRATED MANAGEMENT INFORMATION, INC.

221 WILCOX STREET, SUITE A

CASTLE ROCK, CO 80104

Proxy for Annual Meeting of Shareholders to be held on November 12, 2008

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints John Saunders as Proxy with full power of substitution in the name, place and stead of the undersigned to vote at the Annual Meeting of Shareholders (the “Meeting”) of Integrated Management Information, Inc., a Colorado corporation, (the “Company”) on November 12, 2008 at 10:00 a.m. MDT or at any adjournment or adjournments thereof, in the matters designated below, all of the shares of the Company’s common stock that the undersigned would be entitled to vote if personally present.

		FOR	AGAINST	ABSTAIN

1.

To elect five (5) directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified: John Saunders, Dr. Gary Smith, Adam Larson, Robert VanSchoick II, and Peter C. Lapaseotes, Jr.

		☐	☐	☐

2.	To ratify the appointment of Randall Gruber & Company, CPA, PC as the independent auditors of the books and accounts of the Company for the year-ending December 31, 2008.	☐	☐	☐

3.	To ratify the asset sale of three wholly-owned online businesses – CattleNetwork, CattleStore and AgNetwork – to Vance Publishing Corp.	☐	☐	☐

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF RANDALL GRUBER & COMPANY AS THE INDEPENDENT AUDITORS AND FOR THE RATIFICATION OF THE ASSET SALE TO VANCE PUBLISHING CORP.

Please sign hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

Date

Print Ownership Name

Signature

Signature, if held jointly